UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2022

HIMALAYA TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its Charter)

nevada	000-55282	26-0841675
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 E Erie St, Ste 525 Unit #2420, Chicago, IL 60611

(Address of principal executive offices)

(630) 708-0750

(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common	HMLA	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Himalaya Technologies, Inc. p/k/a Homeland Resources Ltd. is referred to herein as “Himalaya”, “we”, “us”, or “the Company”.

Item 7.01 Regulation FD Disclosure.

On or around May 2, 2022, we applied for a name change to “Himalaya Technologies, Inc.” from “Homeland Resources Ltd.” with FINRA and are turning their comments and requests for information. Our name was legally changed in our state of incorporation of Nevada and on the SEC’s EDGAR system on or around June 30, 2021. Our ticker will remain HMLA traded on the OTC Pink Current market. Further, we are in discussions with a brokerage firm to file a Form 211 to regain market making for our common stock, which currently trades on an unsolicited basis. Such market making effectiveness is anticipated to improve liquidity for our common shares and attract additional market makers.

With recent debt conversions, we have no default third-party debt. A $151,500.00 convertible debt financing completed June 29, 2021 is not seasoned and cannot obtain free trading common stock liquidity for one year from the effectiveness of our Form 10-12G A-4, which went effective on April 6, 2022. We currently have 147,201,861 common shares outstanding, including 18,705,430 restricted shares and a free trading float of 128,496,431 common shares. No insiders or affiliates of ours have any common shares nor have any common shares been issued to any insiders, affiliates or third parties as a result of the appointment of new management in June 2021. Our transition is not the result of a reverse merger transaction.

Management continues to evaluate strategic acquisitions and investments and raising capital for our existing 100% owned cannabis social site Kanab Club (https://www.kanab.club/) and minority investments including GenBio, Inc. (https://genbioinc.com/) and The Agrarian Group, LLC (https://www.theagrariangroup.com/). There can be no assurances of any further successful strategic transactions, investments or capital raises.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIMALAYA TECHNOLOGIES, INC.

Date: May 5, 2022	By:	/s/ Vikram Grover
Vikram Grover
Chief Executive Officer